LEASE AGREEMENT

     IN CONSIDERATION of the covenants herein contained, 8-10 Commercial Street Holdings Limited Liability Co. (hereinafter referred to as "Lessor") does hereby lease to Presstek, Inc. (hereinafter referred to as "Lessee") and Lessee hereby leases from Lessor the following described premises, hereinafter called the "Leased Premises" upon the terms and conditions hereinafter set forth.

1.   PREMISES

     The building located at 8-10 Commercial Street, Hudson, NH, Essex County, containing approximately 24,000 square feet, more or less.

2.   TERM

     Unless sooner terminated as hereinafter provided, the term of this Lease shall be for a period of two (2) years commencing on March 16, 1996 and ending on March 15, 1998.

3.   BASE RENT

     Lessee shall pay to Lessor base rent at the rate of $114,000.00 dollars per year, payable in advance in monthly installments of $9,500.00* on the first day of each calendar month in advance, the first monthly payment to be made on execution of this Lease, including payment in advance for appropriate fractions of a monthly payment for any portion of a month at the commencement of said term or at the termination of this Lease, all payments to be made to Lessor or its agent, at P.O. Box 696, N. Hampton, NH 03862 or at such other place as Lessor shall from time to time in writing designate.

4.   ADJUSTMENTS TO BASE RENT

     If the "cost of living" has increased as shown by the Consumer Price Index (Boston, Massachusetts, All Items, All Urban Consumers, Base Year = 1967, United States Bureau of Labor Statistics), then the amount of base rent due hereunder during each calendar year of this Lease and any estensions thereof shall be annually adjusted in proportion to any increase in rent due on NA of each year during the lease term. The base month from which to determine the amount of each increase in the Index shall be NA which figure shall be compared with the figure for NA and each NA thereafter to determine the percentage increase, if any, in the base rent to be paid during the

--------

*    3/16/97 to 3/15/98 $120,000/year or $10,000/month.


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     following calendar year. In no event, however, shall the base rental rate, as adjusted, be less than the base rent stated hereinabove. In the event that the publication of the Consumer Price Index as presently computed is discontinued as a measure of "cost of living" a comparable alternate index then in general use to compute such rental adjustment as provided herein.

5.   SECURITY DEPOSIT

     Lessee shall pay to Lessor a security deposit in the amount of -0- dollars upon the execution of this Lease, which shall be held as security for the Lessee's performance as provided herein and refunded to Lessee without interest within thirty (30) days of the expiration or earlier termination of this Lease subject to Lessee's satisfactory compliance with the conditions hereof. Lessor shall not be required to segregate any such sums held as a security deposit from other funds of the Lessor.

6.   USE OF PREMISES

     Lessee shall use the leased premises only for the purpose of research and development. Said use of the premises by Lessee shall be in accordance with and in compliance with Section 4.129 Industrial One (1) District as contained in the Zoning By-Laws of the Town of Hudson as amended from time to time.

7.   ADDITIONAL RENT

     (A) During each year of the initial term of this Lease and any renewal term, Lessee shall pay to Lessor, as additional rent, within twenty (20) days following notice thereof, Lessee's proportionate share of any and all real estate taxes assessed for with respect to the land and building of which the leased premises are a part for all tax periods wholly or partially included in the term of this Lease. The term "real estate taxes" shall mean the real estate taxes and assessments imposed upon the land and building of which the leased premises are a part, including, but not limited to, any and all other taxes, levies, betterments, assessments and charges arising from the ownership and/or the operation of the building which are or shall be imposed by Federal, State, Municipal or other authorities, and which are or may become a lien upon said land and building. If due to a future change in the method of taxation, any franchise, income or profit tax shall be levied against Lessor in substitution for or in lieu of any tax which would otherwise constitute a real estate tax or if a specific tax on rentals from the building shall be levied against Lessor, such franchise, rental, income or profit tax shall be deemed to constitute real estate taxes for the purposes hereof.

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     Lessee's proportionate share of any such real estate taxes shall be a sum equal to 100% percent of such real estate taxes as defined hereinabove.

     (B) During each year of the initial term of this Lease and any renewal term, Lessee shall pay to Lessor at the times set forth in this paragraph Lessee's share of Lessor's operating costs for the land and buildings of which the leased premises are a part. Lessee's proportionate share of any such operating costs shall be a sum equal to 100% percent of the total of the Lessor's operating costs. Lessor's operating costs shall include, without limitation, utilities, supplies, janitorial services, employees wages, social security and employment insurance contributions, union benefits, rubbish removal, snow and ice removal, maintenance and replacement of landscaping, and premiums for public liability and property, damage, fire, extended coverage insurance, and all costs of any kind paid or incurred by Lessor in operating, cleaning, equipping, protecting, lighting, repairing, replacing, heating, air conditioning and maintaining the land and/or building of which the leased premises are a part or any portion thereof. These Costs shall also include a reasonable reserve for repair and replacement of equipment used in the maintenance and operation of the building and all costs except those properly charged as a capital expense and depreciation of the original cost of construction. Lessee shall pay to Lessor the amount of Lessee's share of said operating costs within thirty (30) days after written notice from Lessor.

     (C) Lessee shall pay interest, at an annual rate of eighteen (18%) percent from the date due, for any installment of rent or other payment which is not received by Lessor within ten (10) days of said due date.

8.   UTILITIES

     Lessor shall provide equipment required to adequately heat the leased premises and to cool any office areas in the leased premises for normal uses in season. Lessee shall pay directly all charges for utilities, including but not limited to, heat, electricity, water, and telephone, used on the leased premises. No plumbing or electrical work of any type shall be done without Lessor's approval and the appropriate municipal permit and inspector's approval. Lessee hereby acknowledges that water connections are provided by Lessor for domestic sanitary purposes only and no process water usage shall be permitted on the leased premises.

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9.   COMPLIANCE WITH LAWS

     Lessee acknowledges that no trade, occupation, or activity shall be conducted in the leased premises or use made thereof which will be unlawful, improper, noisy or offensive or contrary to any law or any municipal by-law or ordinance in force in the city or town in which the premises are situated. Lessee shall keep all employees working in the leased premises covered with Workmen's Compensation insurance, and Lessee shall be responsible for causing the premises and any work conducted therein to be in full compliance with the Occupational Safety and Health Act of 1970 and any amendments thereof.

10.  FIRE INSURANCE

     Lessee shall not permit any use of the leased premises which will make voidable any insurance on the property of which the leased premises are a part or on the contents of said property or which would be contrary to any law or regulation from time to time established by the Insurance Services Office (or successor), local fire department or any similar body. Lessee shall on demand reimburse Lessor and all other tenants for all additional insurance premiums caused by Lessee's use of the premises. Lessee shall not vacate the leased premises or permit the same to be unoccupied other during Lessee's customary non-business days or hours.

11.  MAINTENANCE

     Lessor agrees to keep in good order, condition and repair the roof, (but not the inside surface thereof), foundations and structural portions of the premises, to the extent the same were originally constructed by Lessor, excepting any glass in the leased premises and any condition in the premises caused by any act or neglect of the Lessee or any employee, agent, servant or contractor of Lessee. Without limitation, Lessor shall not be responsible for the making of any improvements or repairs in the premises other than as expressly provided herein. Further, Lessor shall never be liable for any failure to make repairs which, under the provisions of this section or elsewhere in this lease, Lessor has undertaken to make unless Lessee has given notice to Lessor of the need to make such repairs, or of a condition of the premises requiring repair and Lessor has failed to commence to make such repairs within a reasonable time after receipt of such notice. Lessee agrees to maintain at its expense all other aspects of the leased premises in the same condition as they are at the commencement of the term or as they may be put in during the term of this Lease, normal wear and tear and damage by fire or other casualty only excepted, and whenever necessary, to replace light bulbs, plate glass and other glass therein, acknowledging

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     that the leased premises are now in good order and the light bulbs and glass whole. Lessee will properly control or vent all solvents, degreasers, or other similar substances, and shall not cause the areas surrounding the leased premises to be in anything other than a neat and clean condition, depositing all waste in appropriate receptacles. Lessee shall not permit the leased premises to he overloaded, damaged, stripped or defaced nor suffer any waste and will not keep animals in the leased premises. Any maintenance which is necessitated by some specific aspect of Lessee's use of the premises shall be at Lessee's expense.

12.  ALTERATIONS

     Lessee shall not make any structural changes, alterations or additions to the leased premises, but Lessee shall have the right, at its expense, from time to time, having first obtained Lessor's written consent thereto (which consent shall not be unreasonably withheld) to make non-structural alterations, additions and changes in the leased premises; provided, however, that such alterations and changes shall not injure the safety of the structure of the leased premises, nor diminish its value and shall be done in a good and workmanlike manner in a quality at least equal to the present construction, and provided further that only upon Lessor's request, Lessee, at the expiration or other termination of this Lease, shall restore the leased premises or Lessor designated portions thereof, to their original condition. Except as otherwise provided, upon expiration or earlier termination of this Lease, any such alteration, addition or change not required by Lessor to be removed shall become part of the real estate and the property of Lessor. Maintenance of such improvements installed by Lessee shall be Lessee's exclusive responsibility. Lessee shall not permit any mechanic's liens or similar liens to remain upon the leased premises in connection with work of any character performed or claimed to have been performed at the direction of the Lessee and shall cause any such lien to be released or removed forthwith without cost to Lessor. Lessee further covenants and agrees to save Lessor harmless and indemnified from all injury, loss, claims or damage to any person or property occasioned by or arising out of any such work.

13.  ASSIGNMENT OR SUBLEASING

     Lessee shall not assign this Lease nor sublet or allow any other firm or individual to occupy the whole or any part of the leased premises without Lessor's prior written consent, which consent shall not be unreasonably withheld. Notwithstanding any such consent, Lessee shall remain directly and primarily liable to Lessor for the payment of all rent and the full performance of the covenants and conditions of this Lease.

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14.  SUBORDINATION

     This Lease, and Lessee's interest hereunder, shall be subordinate to the lien of any present or future mortgage or mortgages upon the leased premises or any property of which the leased premises are a part irrespective of the time of execution of the time or recording of any such mortgage or mortgages. The word "mortgage" as used in this Article shall mean mortgages, deeds of trust, and any other similar instruments in the nature of a mortgage, and all modifications, extensions, renewals and replacements thereof, and any and all advances thereunder. Lessee shall, when requested, promptly execute and deliver such written instruments as shall be necessary to show the subordination of this Lease to said mortgages or other such instruments in the nature of a mortgage, and in any event, Lessee hereby appoints Lessor attorney-in-fact irrevocable of Lessee to execute, acknowledge and deliver any and all further instruments required to affect any such subordination, if required by the holder of any mortgage or other such instrument in the nature of a mortgage. If at any time during the term hereof, or any extension thereof, Lessor shall hold the demised premises as Lessee or tenant from any person, firm or corporation owning the fee thereof, whether such leasehold or tenancy shall come or have come into existence before, after or simultaneously with the commencement of the term hereof, then this Lease and all the terms, provisions and covenants herein contained shall be subject and subordinate to such Lease (the "Overlease") whereby Lessor holds the leased premises, and Lessee covenants that it will not do or permit to be done on or with respect to the leased premises any act or anything whatsoever which may be a violation of the terms of the Overlease, and Lessee further covenants and agrees that upon the termination of the Overlease for any reason whatsoever, other than the voluntary unilateral act of Lessor, or the agreement of Less and such Overlandlord, this Lease and all obligations thereunder not then accrued shall at Lessor's sole election, cease and determine.

15.  LESSOR'S ACCESS

     Lessor shall have the right to enter the leased premises at all reasonable hours for the purpose of inspecting or making repairs to the same, and Lessor shall also have the right to make access available at all reasonable hours to prospective or existing mortgagees or purchasers of the leased premises or the property of which the leased premises are a part. For a period commencing nine (9) months prior to the expiration of the term of this Lease, Lessor shall have reasonable access at all reasonable hours to the leased premises for the purpose of exhibiting the same to prospective tenants.

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16.  SNOW REMOVAL

17.  RUBBISH REMOVAL

18.  COMMON AREAS AND PARKING

     Lessee shall have the right, without additional charge, to use up to all available parking spaces in the parking facilities provided for the leased premises, stairs, walkways or other areas in common with the others entitled to the use thereof for reasonable access to the leased premises. Said parking areas plus any stairs, walkways or other common areas shall in all cases be considered extensions of the leased premises to the extent that they are utilized by Lessee, or Lessee's employees, visitors or business invitees. Lessee shall not obstruct in any manner any portion of the building or the walkways or approaches to said building and will conform to all reasonable rules and regulations now or hereafter made by Lessor for parking and for the care, use, or alteration of the building, its facilities and approaches. Lessee further warrants that Lessee will not permit any employee or visitor to violate this or any other covenant or obligation of Lessee. No vehicle shall be stored or left in any parking area for more than three (3) nights without Lessor's written approval. Unregistered or disabled vehicles or storage trailers of any type may not be parked overnight at any time. Lessee agrees to assume all expense and risk for the towing of any misparked vehicle belonging to Lessee or Lessee's agents, employees, business invitees or callers at any time. Lessor shall have the right form time to time, to (A) change the size of any common facility, (B) change the location and nature or any common facility, (C) make, and from time to time change, reasonable rules and regulations relating to the use of the common facilities, (D) employ police officers to enforce such rules and regulations and to regulate the conduct of persons using the common facilities, (E) designate specific parking areas or other facilities or portions thereof for use by occupants of the leased premises and their employees and agents and to change from time to time the arrangement of parking areas, (F) temporarily close any common facilities to make repairs or changes or to prevent the acquisition of easements or a dedication to public use, or to discourage use of such facilities by anyone not entitled thereto, and (G) do any other act or thing respecting the common facilities which in Lessor's sole judgment may be desirable to improve the convenience and utility of the common facilities to the occupants of the premises and their customers.

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19.  INDEMNIFICATION

     Lessee shall save Lessor harmless and indemnified, to the extent permitted by law, from and against any and all claims, actions, loss, damages, liability and expense in connection with loss of life, personal injury and/or damage to property arising out of or resulting from any occurrence in, upon or at the leased premises or the occupancy or use by Lessee or the leased premises or any part thereof, or anywhere, if occasioned wholly or in part by any act, neglect, failure to perform the obligations imposed by this Lease or any breach thereof, or omission of Lessee, its agents, contractors, employees, servants, licensees, concessionaires, or any other persons occupying space in the leased premises. In case Lessor shall be made a party to any litigation commenced by or against Lessee, then Lessee shall protect and hold Lessor harmless and indemnified from and against and shall pay all costs, expenses and reasonable attorney's fees incurred or paid by Lessor in connection with such litigation. Lessee agrees that Lessor shall not be liable to Lessee or anyone claiming under Lessee for any injury, loss or damage by or resulting from the act or negligence of any occupant of adjoining premises, upper stories, or any other part of the building of which the leased premises are a part.

20.  LESSEE'S LIABILITY INSURANCE

     During the term of this Lease and any extension thereof, Lessee, at Lessee's own expense shall maintain or cause to be procured and maintained, in the names of Lessor and Lessee, a policy or policies of general liability insurance against claims and damages in connection with the premises in amount of not less than One Million ($1,000,000.00) Dollars with respect to injuries or deaths suffered in any one accident and in the amount of not less than Five Hundred Thousand ($500,000.00) Dollars with respect to damage to property. Lessee covenants and agrees that Lessee, will upon demand, as often as reasonably requested by Lessor, furnish to Lessor a complete list, statement and description of all insurance, together with certificates from each insurance company issuing any thereof, that the same is in full force and effect, that all premiums have been paid, and that the same will not be cancelled except upon ten (10) days written notice to Lessor by registered or certified mail, return receipt requested.

21.  FIRE, CASUALTY, EMINENT DOMAIN

     Should a substantial portion of the leased premises, or of the property of which they are a part, be substantially damaged by fire or other casualty, or be taken by eminent domain, Lessor may elect to terminate this Lease. When such

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     fire, casualty or taking renders the leased premises unsuitable for their intended use, a just and proportionate abatement of rent shall be made and Lessee may elect to terminate Lease if: (A) Lessor fails to give written notice within thirty (30) days of its intention to restore the leased premises or (B) Lessor fails to restore the leased premises in a condition substantially suitable for their intended use within one hundred and eighty
     (180) days of said fire, casualty or taking. Lessor reserves and the Lessee grants to Lessor all rights which the Lessee may have for damages or injury to the leased premises for any taking by eminent domain, except for damage to Lessee's fixtures, property or equipment.

22.  BROKERAGE

     Lessee warrants and represents to Lessor that Lessee has dealt with no broker or third party with respect to this Lease and Lessee agrees to indemnify Lessor against any brokerage claims arising by virtue of this Lease. Lessor warrants and represents to Lessee that Lessor has employed no exclusive agent in connection with the letting of the leased premises.

23.  SIGNS

     Lessee shall not erect any sign on the leased premises without the written consent of the Lessor, and in the event of Lessor's consent, Lessee shall only place such signs as shall be purchased directly from Lessor and shall be of such size, style, color, and wording and in such location as Lessor shall in its sole discretion deem necessary in order to maintain an aesthetically pleasing appearance for the land and building of which the leased premises are a part.

24.  DEFAULT, BANKRUPTCY AND ACCELERATION OF RENT

     In the event that, (A) Lessee shall be declared bankrupt or insolvent according to law, or if any assignment shall be made of Lessee's property for the benefit of creditors or, (B) Lessee shall default in the payment of his security deposit or any installment of rent or of any invoice for goods or services or other sums herein specified and such default shall continue for ten (10) days after written notice thereof, or (C) Lessee shall default in the observance or performance of any other of Lessee's covenants, agreements or obligations hereunder and the effect of any such default shall not have been cured or Lessee shall not have commenced and diligently prosecuted the same at all times thereafter within thirty (30) days after written notice of said default from the Lessor, or (D) Lessee vacates the premises or permits them to be unoccupied for more than ten (10) days, then Lessor shall have the right thereafter while such default continues, and without demand or further notice, to re-enter and take complete possession of the leased premises, to declare the term of this Lease ended and to remove Lessee's effects without being guilty of any manner of trespass and without prejudice to any remedies which might be otherwise used for arrears of rent or other default or breach of covenant. Lessee shall indemnity Lessor against all loss of rent and other payments which Lessor may incur by reason of such termination during the remainder of the term. If Lessee shall default, in the observance or performance of any conditions or covenants on Lessee's part to be observed or performed under or by virtue of any of the provisions in any Article of this Lease, Lessor, upon ten
     (10) days written notice to Lessee, without being under any obligation to do so and without thereby waiving such default, may remedy the same for the account of and at the expense of Lessee. If Lessor pays or incurs any obligations for the payment of money in connection therewith, including, but not limited to, reasonable attorney's fees in instituting, prosecuting or defending any action or proceeding, such sums paid or obligations incurred, with interest at the rate of eighteen (18%) percent per annum and costs, shall be paid to Lessor by Lessee as additional rent. Upon default of this Lease by Lessee, and because the payment of rent in monthly installments is for the sole convenience of Lessee, the entire balance of rent which will accrue hereunder shall at the option of the Lessor become immediately due and payable. Lessee further agrees to pay all reasonable attorney's fees incurred by Lessor in enforcing any and all obligations of Lessee under this Lease at any time.

25.  NOTICE

     All notices or other communications shall be deemed given and delivered to the respective parties three (3) days after mailed by registered or certified mail, postage and registration or certification charges prepaid, addressed to the parties at the addresses set forth hereinabove, except that either party may, by written notice to the other, designate another address which shall thereupon become the effective address of such party for the purposes of this paragraph.

26.  OCCUPANCY

     In the event that Lessee takes possession of said premises prior to the commencement of the term of this Lease, Lessee covenants and agrees to perform and observe all of Lessee's covenants herein from the date upon which Lessee takes possession except its obligation for the payment of additional rents for any period of less than one month. In the event that Lessee remains after the agreed expiration

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     date of this Lease without the written permission of Lessor, then all other terms of this Lease shall continue to apply except that Lessee shall be liable to Lessor for any and all loss, damages or expenses incurred by Lessor, and rent shall be due in monthly installments at a rate of one hundred and fifty (150%) percent of that which would otherwise be due under this Lease, it being understood between the parties that such extended occupancy as a tenant at sufferance is solely for the benefit and convenience of Lessee and as such has greater value.

27.  FIRE PREVENTION

     Lessee agrees to use every reasonable precaution against fire and agrees to provide and maintain approved, labelled fire extinguishers and emergency lighting equipment within the leased premises as required or recommended by the Insurance Services Office (or successor organization), OSHA or local authorities.

28.  OUTSIDE AREA

     No goods or things of any type or description shall be held or stored outside the leased premises at any time without the express written approval of Lessor.

29.  ENVIRONMENT

     Lessee will so conduct and operate the leased premises as not to interfere in any manner with the use and enjoyment of other portions of the same or neighboring buildings by other by reason of odors, smells, noise, accumulation of garbage or trash, vermin or other pests or otherwise, and will at its expense employ a professional pest control service if necessary. Lessee agrees to maintain efficient and effective devices for preventing damage to heating equipment from harmful solvents, degreasers, cutting oils, and similar substances which may be used within the premises. No hazardous waste or chemical waste of any sort shall be stored or allowed to remain within the leased premises at any time.

30.  RESPONSIBILITY

     Lessor shall not be held liable to anyone for loss or damage caused in any way by the use, leakage or escape of water, for cessation of any service or utility rendered customarily to said premises or buildings or agreed to by the terms of this Lease, due to any accident, to the making of repairs, alterations or improvements, to labor difficulties, weather conditions, or mechanical breakdowns, to trouble or scarcity in obtaining fuel, electricity, service or supplies from the

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     sources which they are usually obtained for said building or to any cause beyond the Lessor's immediate control.

31.  SURRENDER

     Lessee shall at the expiration or earlier termination of this Lease remove all of Lessee's goods and effects from the leased premises. Lessee shall deliver to Lessor the leased premises and all keys, locks thereto, and other fixtures and equipment connected therewith and all alterations additions and improvements made to or upon the leased premises except those requested by Lessor to be removed including, but not limited to, any offices, partitions, plumbing and plumbing fixtures, air conditioning equipment and duct work of any type, exhaust or heaters, water coolers, burglar alarms, telephone wiring, air or gas distribution piping, compressors, overhead cranes, hoists, trolleys or conveyors, counters or sides attached to the walls or floors and all electrical work, including but not limited to lighting fixtures of any type, wiring conduits, distribution panels, bus ducts, raceways, outlets and disconnects. Lessee shall deliver the leased premises in a clean and neat order and in the same condition as they were at the commencement of the term, or as they were put in during the term hereof, reasonable wear and tear and damage by fire or other casualty only excepted. In the event of Lessee's failure to remove any and of Lessee's property from the leased premises, Lessor is hereby authorized, without liability to Lessee for loss or damage thereto, and at the sole risk of Lessee, to remove and store any such property at Lessee's expense, or to retain the same under Lessor's control, or to sell at public or private sale, without notice, any or all of the property not so removed and to apply the net proceeds from such sale to the payment of any sum due hereunder, or to destroy such property which shall be conclusively deemed to have been abandoned.

32.  WAIVER

     One or more waivers of any covenant, condition or agreement contained herein shall not be construed as a waiver of a further breach of the same covenant, condition or agreement or of any other covenant, condition or agreement, and a consent or approval by one party to any act by the other such consent or approval shall not be deemed a waiver or render unnecessary consent or approval to any subsequent similar act.

33.  NO ABATEMENT OF RENT

     The obligation of Lessee to make all payments of rent and any additional rent in the form of real estate taxes, operating costs or otherwise shall be absolute and

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     unconditional and shall not be subject to set off, recoupment or counterclaim, except as expressly set forth herein.

34.  BENEFIT

     All covenants, agreements, conditions and undertakings under this Lease shall extend to and be binding upon the legal representatives, successors and assigns of the respective parties hereto.

35.  GENERAL

     (A) Every term and provision of this Lease shall be deemed of the essence and every breach thereof material to the Lessor.

     (B) All representations, warranties and agreements of the parties in this Lease shall be deemed special, unique and extraordinary, and any breach thereof by the parties shall be deemed to cause the other party irreparable injury not properly compensable by damages in an action of law, and the rights and remedies of the parties hereunder may therefore be enforced both at law and in equity, by injunction or otherwise.

     (C) All rights and remedies of each party shall be cumulative, and not alternative, in addition to and not exclusive of any other right or remedy to which such party may be lawfully entitled in case of any breach or threatened breach of any terms or provisions herein except as otherwise expressly provided herein.

     (D) The rights and remedies of each party shall be continuing and not exhausted by any one or more uses thereof, and may be exercised at any time or from time to time and as often as may be expedient; and any option or election to enforce any such right or remedy may be exercised or changed at any time or from time to time.

     (E) This Lease sets forth the entire agreement by the parties, and no custom, act, forebearance, or words of silence at any time, gratuitous or otherwise, shall impose any additional obligation or liability upon either party or waive or release either party from any default or from the performance or fulfillment of any obligation or liability, or operate as against either party as a supplement, alteration, amendment or change of any term or provision set forth herein, including this clause, unless set forth in a written instrument duly executed by such party expressly stating that it is intended to impose such an additional obligation or liability or to constitute such a waiver or release, or that it is intended to operate as such a supplement, alteration, amendment or change.

     (F) If any term or provision of this Lease or the application thereof to any person, property or circumstance shall to any extent be invalid or unenforceable, the remaining terms and provision shall not be affected thereby, and each term and provision or this Lease shall be valid and enforceable to the fullest extent permitted by law.

     (G) The various headings of this Lease Agreement are inserted for convenience only and shall not affect the meaning or interpretation or this Agreement or any provision hereof.

     (H) This Lease shall be construed in accordance with the laws of the State of New Hampshire.

36.  OPTION TO RENEW

     In the event that Lessee is not in default of any of the provisions of this Lease at the time of its exercise of the option hereunder and for the period of time continuing to the expiration of the initial term or the renewal term, if any, the Lessee shall have the right and option to extend the Lease for one (1) additional term of two (2) years each by giving written notice of its desire to so extend this Lease two hundred and seventy (270) days at least prior to the expiration of the initial term or any such renewal term. Upon the giving of any such notice, the term of this Lease shall automatically be extended for an additional period of two (2) years without the necessity for the execution of any other instrument in confirmation thereof. Lessor and Lessee shall execute and deliver any such instrument in recordable form as either may reasonably request for the purpose of confirming this Lease and the exercise of any such extension right. Except for the rights of extension which have theretofore been exercised and the rent payable during any such extension period, any such extension shall be upon all of the same terms, conditions and provisions herein contained. References in this Lease to the term hereof shall be deemed to include any renewal term for which the original term may be so extended. The base rent due and payable by Lessee during any such renewal term shall be in an amount as shall be mutually agreed upon by Lessor and Lessee prior to the commencement of said renewal term.

37.  RULES AND REGULATIONS

     Lessee agrees to comply with the rules and regulations set forth in the Exhibit attached to this Lease (as tho same may be amended from time to time) as to the use and/or occupancy of the leased premises and land and buildings of which the same form a part, and the same are incorporated by reference herein and made a part of this Lease.

38.  NOTICE TO VACATE

     Lessee will, in writing, give Lessor notice to vacate said premises within sixty (60) days prior to expiration of lease.

     If written notice is not received by Lessor within sixty (60) days prior to expiration of lease, Lessee will be responsible for monthly rental payments for sixty (60) days after Lessor has received such notice to vacate premises.

     IN WITNESS WHEREOF, the Lessor and Lessee have caused these presents to be executed on this 16th day of April 1996, intending this document to take effect as a sealed instrument.

                                               LESSOR:

/s/ Sandra L. York                              /s/ Peter B. Hosmer
---------------------------------               --------------------------------
Witness                                         Peter B. Hosmer, Manager
                                                8-10 Commercial Street
                                                Holdings Limited Liability
                                                Company

                                                LESSEE:

/s/ Richard S. Lawler                       BY: /s/ Richard A. Williams
---------------------------------               --------------------------------
Witness

/s/ Jennifer McKay Tardif
---------------------------------
Witness

                          RULES AND REGULATIONS EXHIBIT

1. In the event that Lessee shall desire to place any shades, coverings, decorations, or the like upon any windows in the leased premises, Lessee shall only utilize vertical blinds for such purposes, which blinds shall first be approved by Lessor, said approval not to be unreasonably withheld.

2. Lessee hereby acknowledges that Lessor maintains high pressure sodium lights on or about the leased premises which provide exterior lighting for the safety and convenience of all of the Lessor's tenants and a portion of said high pressure sodium lights are regulated by circuit breakers located within the leased premises. Lessee shall not, at any time during this Lease or any extension thereof, in any manner interfere with the automatic on/off device for said high pressure sodium lights nor shall Lessee at any time interfere with the electricity being provided to said lights or place the circuit breakers within the leased premises in such a position as to prevent electricity from being provided to said lights.

3. Lessee shall not obstruct any pedestrian walks, entrances, or exits to the building in which the leased premises are situated, or any common areas or facilities, with anything, or in any manner whatsoever, and shall not obstruct any and all entrances, exits curb cuts, or walks serving the land and building of which the leased premises are a part, nor create or suffer any hazardous condition therein or thereon.

4. Lessee shall not leave, place, or dispose of any litter, refuse, garbage, or thing outside the leased premises other than garbage or refuse in containers or receptacles expressly designated by Lessor for that purpose, as and where so designated. All refuse and garbage shall be removed by Lessor from the leased premises and deposited and disposed of in containers, in a manner and at times acceptable to Lessor.

5. Receiving, shipping, loading, and unloading by Lessee shall be done at the loading dock or docks serving the leased premises, and Lessee, and its employees, agents or invitees shall exercise due care and safety precautions with respect to the same.

6. Lessee shall not conduct, advertise or suffer the occurrence of any auction sale, bankruptcy sale, going out of business sale, distress sale, or the like at the leased premises or at the land and buildings of which the leased premises are a part.

7. Lessee shall keep the leased premises clean and free of refuse at all times, shall paint the interior of the leased premises when reasonably necessary, and shall use pest extermination as and when required and whenever Lessor shall direct.

8. Lessor shall comply with all applicable laws and governmental authorities regarding the use and occupancy of the leased premises as said laws may for time to time appear and/or be amended.

9. Lessee shall keep and maintain temperatures at the leased premises sufficiently high to prevent freezing of, or interference with, any flow in pipes in, at, and about the leased premises.

10. Lessee shall not attach, display, or maintain on the outer walls, doors, windows, or roof of the leased premises or the building of which the same from a part, any sign, awning, aerial, lettering matter or thing of any time without Lessor's prior written consent which consent shall not be unreasonably withheld. In the event Lessor grants approval to Lessee for the display or erection of any sign, display or lettering, Lessee shall maintain and keep the same in good repair, good appearance and good working order at all times and make all replacements thereto as and when required to keep the same in such condition.

11. Lessee shall not use any sound device which shall be deemed objectionable to Lessor or other tenants, including, but not limited to loud speakers, microphones, transmitters, amplifiers, or phonographs, which sounds can be heard from outside of the leased premises.

12. Lessee shall not do anything which may damage the personal property of any business or occupant at the building in which the leased premises are located or any part thereof, or be a nuisance to other tenants located therein.

13. The plumbing facilities, drains and lines in or about the leased premises shall not be used by Lessee or anyone under its control for any purpose any than that for which they were constructed, nor shall Lessee put (or dispose of) any foreign substance therein of a kind other than that for which such facility was specifically designed, or permit such event to occur; and all costs and expenses of repairing, replacing or restoring said facilities or equipment by reason of any breakage, stoppage, or damage resulting from a violation of this provision shall be borne by Lessee.

14. Lessee shall not burn any trash or garbage of any kind in or about the leased premises, the building and land of which leased premises are a part, or within one thousand feet of the outside property lines of said land and building.

15. Lessee shall not use nor suffer the use of the respective portions of the land of which leased premises are a part for any purposes other than those designated by Lessor, to wit: parking areas for parking of vehicles used in the business conducted in the leased premises, employee parking, and parking for business invitees; loading docks for the loading and unloading of vehicles transporting material or equipment to or from the leased premises; and curb cut and turn around areas for the unobstructed passage of vehicles of and from said areas.


                                       -3-